Exhibit 99.2 Management Presentation May 2021Exhibit 99.2 Management Presentation May 2021

Disclaimer (1/2) This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Barkbox Inc. (“Barkbox”) and Northern Star Acquisition Corp. (“Northern Star”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Northern Star and Barkbox, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Barkbox or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Northern Star nor Barkbox has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Northern Star, Barkbox or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Barkbox or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Barkbox and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Barkbox’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Barkbox. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Barkbox; the risk that spending on pets may not increase at projected rates; that Barkbox subscriptions may not increase their spending with Barkbox; Barkbox’s ability to continue to convert social media followers and contacts into customers; Barkbox’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Barkbox presently know or that Northern Star and Barkbox currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Star’s and Barkbox’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Northern Star and Barkbox anticipate that subsequent events and developments will cause Northern Star’s and Barkbox’s assessments to change. However, while Northern Star and Barkbox may elect to update these forward-looking statements at some point in the future, Northern Star and Barkbox specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Barkbox’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Data The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Northern Star and Barkbox assume no obligation to update the information in this presentation Trademarks Northern Star and Barkbox own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Northern Star or Barkbox, or an endorsement or sponsorship by or of Northern Star or Barkbox. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Northern Star or Barkbox will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and Barkbox’s control. While all projections, estimates and targets are necessarily speculative, Northern Star and Barkbox believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication that Northern Star and Barkbox, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. 2Disclaimer (1/2) This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Barkbox Inc. (“Barkbox”) and Northern Star Acquisition Corp. (“Northern Star”) and related transactions (the “Potential Business Combination”) and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. Without the express prior written consent of Northern Star and Barkbox, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Barkbox or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither Northern Star nor Barkbox has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Northern Star, Barkbox or their respective representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Barkbox or the Potential Business Combination. Recipients of this Presentation should each make their own evaluation of Barkbox and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Forward Looking Statements Certain statements included in this Presentation are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Barkbox’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Barkbox. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the Potential Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Potential Business Combination is not obtained; failure to realize the anticipated benefits of the Potential Business Combination; risks relating to the uncertainty of the projected financial information with respect to the Barkbox; the risk that spending on pets may not increase at projected rates; that Barkbox subscriptions may not increase their spending with Barkbox; Barkbox’s ability to continue to convert social media followers and contacts into customers; Barkbox’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor Barkbox presently know or that Northern Star and Barkbox currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Northern Star’s and Barkbox’s expectations, plans or forecasts of future events and views as of the date of this Presentation. Northern Star and Barkbox anticipate that subsequent events and developments will cause Northern Star’s and Barkbox’s assessments to change. However, while Northern Star and Barkbox may elect to update these forward-looking statements at some point in the future, Northern Star and Barkbox specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and Barkbox’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of Data The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Northern Star and Barkbox assume no obligation to update the information in this presentation Trademarks Northern Star and Barkbox own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Northern Star or Barkbox, or an endorsement or sponsorship by or of Northern Star or Barkbox. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Northern Star or Barkbox will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Use of Projections The projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and Barkbox’s control. While all projections, estimates and targets are necessarily speculative, Northern Star and Barkbox believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic, regulatory and competitive risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets. The inclusion of projections, estimates and targets in this presentation should not be regarded as an indication that Northern Star and Barkbox, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. 2

Disclaimer (2/2) Important Information and Where to Find It This Presentation is being made in respect of the proposed merger transaction involving Northern Star and BARK. Northern Star has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the SEC ), which includes a proxy statement/prospectus of Northern Star, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. Investors and security holders of Northern Star are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about BARK, Northern Star and the business combination. The definitive proxy statement has been mailed to shareholders of Northern Star as of April 5, 2021. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation Northern Star, BARK and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star's executive officers and directors in the solicitation by reading Northern Star's Final Prospectus dated November 10, 2020, filed with the SEC on November 12, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available. Use of Non-GAAP Financial Measures BARK reports its financial results in accordance with GAAP. However, BARK’s management believes that Adjusted EBITDA and Adjusted EBITDA margin, both non-GAAP financial measures, provide investors with additional useful information in evaluating its performance. Adjusted EBITDA and Adjusted EBITDA margin are financial measures that are not required by, or presented in accordance with GAAP. BARK believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken together with its financial results presented in accordance with GAAP, provides meaningful supplemental information regarding its operating performance and facilitates internal comparisons of its historical operating performance on a more consistent basis by excluding certain items that may not be indicative of its business, results of operations or outlook. In particular, BARK believe that the use of Adjusted EBITDA and Adjusted EBITDA margin are helpful to its investors as it is a measure used by management in assessing the health of its business, determining incentive compensation and evaluating its operating performance, as well as for internal planning and forecasting purposes. Adjusted EBITDA and Adjusted EBITDA margin are presented for supplemental informational purposes only, have limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA and Adjusted EBITDA margin include that (1) the measures do not properly reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA and Adjusted EBITDA margin do not reflect these capital expenditures, (3) the measures do not consider the impact of stock-based compensation expense, which is an ongoing expense for BARK and (4) the measures do not reflect other non-operating expenses, including interest expense. In addition, its use of Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA or Adjusted EBITDA margin in the same manner, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating BARK’s performance, you should consider Adjusted EBITDA and Adjusted EBITDA margin alongside other financial measures, including its net income (loss) and other results stated in accordance with GAAP. Cautionary Statement Regarding Preliminary Estimated Results The preliminary estimated results for the fourth quarter and fiscal year ended March 31, 2021 are preliminary, unaudited and subject to completion. They reflect BARK management’s current views and may change as a result of BARK’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the finalization and closing of BARK’s accounting books and records (which have yet to be performed), and should not be viewed as a substitute for full quarterly or annual financial statements prepared in accordance with GAAP. Northern Star and BARK caution you that these preliminary results are not guarantees of future performance or outcomes and that actual results may differ materially from those described above. For more information regarding factors that could cause actual results to differ from those described above, please see “Cautionary Statement Regarding Forward-Looking Statements” below. The preliminary estimated results have been prepared by, and are the responsibility of, BARK’s management. BARK’s independent registered public accounting firm, has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary estimated financial information. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE 3Disclaimer (2/2) Important Information and Where to Find It This Presentation is being made in respect of the proposed merger transaction involving Northern Star and BARK. Northern Star has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the SEC ), which includes a proxy statement/prospectus of Northern Star, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. Investors and security holders of Northern Star are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about BARK, Northern Star and the business combination. The definitive proxy statement has been mailed to shareholders of Northern Star as of April 5, 2021. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC's web site at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation Northern Star, BARK and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star's executive officers and directors in the solicitation by reading Northern Star's Final Prospectus dated November 10, 2020, filed with the SEC on November 12, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star's participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available. Use of Non-GAAP Financial Measures BARK reports its financial results in accordance with GAAP. However, BARK’s management believes that Adjusted EBITDA and Adjusted EBITDA margin, both non-GAAP financial measures, provide investors with additional useful information in evaluating its performance. Adjusted EBITDA and Adjusted EBITDA margin are financial measures that are not required by, or presented in accordance with GAAP. BARK believe that Adjusted EBITDA and Adjusted EBITDA margin, when taken together with its financial results presented in accordance with GAAP, provides meaningful supplemental information regarding its operating performance and facilitates internal comparisons of its historical operating performance on a more consistent basis by excluding certain items that may not be indicative of its business, results of operations or outlook. In particular, BARK believe that the use of Adjusted EBITDA and Adjusted EBITDA margin are helpful to its investors as it is a measure used by management in assessing the health of its business, determining incentive compensation and evaluating its operating performance, as well as for internal planning and forecasting purposes. Adjusted EBITDA and Adjusted EBITDA margin are presented for supplemental informational purposes only, have limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Some of the limitations of Adjusted EBITDA and Adjusted EBITDA margin include that (1) the measures do not properly reflect capital commitments to be paid in the future, (2) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA and Adjusted EBITDA margin do not reflect these capital expenditures, (3) the measures do not consider the impact of stock-based compensation expense, which is an ongoing expense for BARK and (4) the measures do not reflect other non-operating expenses, including interest expense. In addition, its use of Adjusted EBITDA and Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies because they may not calculate Adjusted EBITDA or Adjusted EBITDA margin in the same manner, limiting its usefulness as a comparative measure. Because of these limitations, when evaluating BARK’s performance, you should consider Adjusted EBITDA and Adjusted EBITDA margin alongside other financial measures, including its net income (loss) and other results stated in accordance with GAAP. Cautionary Statement Regarding Preliminary Estimated Results The preliminary estimated results for the fourth quarter and fiscal year ended March 31, 2021 are preliminary, unaudited and subject to completion. They reflect BARK management’s current views and may change as a result of BARK’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the finalization and closing of BARK’s accounting books and records (which have yet to be performed), and should not be viewed as a substitute for full quarterly or annual financial statements prepared in accordance with GAAP. Northern Star and BARK caution you that these preliminary results are not guarantees of future performance or outcomes and that actual results may differ materially from those described above. For more information regarding factors that could cause actual results to differ from those described above, please see “Cautionary Statement Regarding Forward-Looking Statements” below. The preliminary estimated results have been prepared by, and are the responsibility of, BARK’s management. BARK’s independent registered public accounting firm, has not audited, reviewed, compiled, or applied agreed-upon procedures with respect to the preliminary estimated financial information. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE 3

1. Business Overview 41. Business Overview 4

Contents What is the market opportunity? Dogs Dogs Dogs... What makes BARK different? Our Strengths How does BARK capture the opportunity? The Strategy 5Contents What is the market opportunity? Dogs Dogs Dogs... What makes BARK different? Our Strengths How does BARK capture the opportunity? The Strategy 5

What is the market opportunity? 6What is the market opportunity? 6

The business of making dogs happy is a big opportunity: 1. According to Euromonitor International, the size of the global pet care market surpassed $120 billion in 2019, with spending in the U.S. growing to more than $50 billion. 2. The pet industry is mostly dominated by a legacy market approach (CPG companies and brick-and-mortar retailers). 3. While industries like transportation, health and entertainment have been transformed by online, consumer-centric companies (e.g., Uber, Peloton and Netflix), the pet market is in the early stages of innovation. 7The business of making dogs happy is a big opportunity: 1. According to Euromonitor International, the size of the global pet care market surpassed $120 billion in 2019, with spending in the U.S. growing to more than $50 billion. 2. The pet industry is mostly dominated by a legacy market approach (CPG companies and brick-and-mortar retailers). 3. While industries like transportation, health and entertainment have been transformed by online, consumer-centric companies (e.g., Uber, Peloton and Netflix), the pet market is in the early stages of innovation. 7

The relationship with dogs is evolving in real time.

45% of households reported increased happiness after spending more time with their pets during quarantine.

84% of respondents feel more **attuned to their pet's health.**

20% prefer working alongside their pets over their co-workers.

73% are concerned about being away from pets when they go back to the office.

47% are talking to their pets more.

"The human-animal bond now, more than ever, plays an integral role in people's lives."

Molly McAllister, Chief Medical Officer at Banfield Pet Hospital.



Source: Banfield Pet Hospital

8

The industry’s view of a dogs life is trite 9The industry’s view of a dogs life is trite 9

This creates an enormous opportunity for a vertically-integrated, dog-obsessed brand to capture the dog space. Enter BARK. 10This creates an enormous opportunity for a vertically-integrated, dog-obsessed brand to capture the dog space. Enter BARK. 10

BARK builds deep lifelong relationships with dogs and their owners. We strive to understand their needs and provide ease, fun, zoomies, and a bit of magic to every healthy day. With a data-driven approach, we are tuned into what is important. This allows us to deliver on our mission to make all dogs happy. 11BARK builds deep lifelong relationships with dogs and their owners. We strive to understand their needs and provide ease, fun, zoomies, and a bit of magic to every healthy day. With a data-driven approach, we are tuned into what is important. This allows us to deliver on our mission to make all dogs happy. 11

What makes BARK different? 12What makes BARK different? 12

BARK is building lifelong relationships… Fun Food Home Health 13BARK is building lifelong relationships… Fun Food Home Health 13

…by being there every step of the way 14…by being there every step of the way 14

We leverage relationships and data to drive personalization, cross-sell, and product development BARK’s Key Strengths: 1. Deep customer relationships 2. Personalization at scale 3. Strong platform drives cross-sell 4. All products are designed, developed and branded BARK 5. Omni-channel distribution 15We leverage relationships and data to drive personalization, cross-sell, and product development BARK’s Key Strengths: 1. Deep customer relationships 2. Personalization at scale 3. Strong platform drives cross-sell 4. All products are designed, developed and branded BARK 5. Omni-channel distribution 15

1. BARK Understands Dogs and Their People Resulting in Deep Relationships



Stacie Grissom



Pimm


BARK BOX
DOUBLE DELUXE

Happy Team


Quiz
14 Hilarious "Would You Rather" Questions To Test Your Dog Obsession
Quiz: Can You Tell Dog's Gender Just By Looking At Their Face!
We Bet We Can Guess What Kind of Dog You Have Based On Your Fave Horror Movie

Lifestyle quizzes
(via mobile | post)

Basic → **Advanced**

Email
Journey
Number of Dogs
Phone Number
Status
Referrer
IG CRM
Promotion
Pipeline Notes
Budget
Total Charge
Human First Name
Human Last Name
Delivery Cadence

Dog Name
Dog Gender
Dog Birthday
Dog Age
Dog Breed
Dog Size
BarkBox or Super Chewer
Play style
Life Stage
Allergies to proteins
Allergies to grain

Additional toy preferences:
Plush
Crinkle Paper
Spikey Ball Core
Fabric & Straps
Ropes
Multiport
Nylon
Shreddable Hair
Toy within Toy
Fabric
Mixed Nylon
Solid Nylon
Treat Dispensing
Tug

Quiz: 14 Hilarious "Would You Rather" Questions To Test Your Dog Obsession
Quiz: Who's In Charge – You Or Your Dog?
Quiz: What's Your Dog's Primal Personality?
Quiz: Does Your Dog Love You Or Your Significant Other?
Quiz: What Kind of Dog Parent Are You?
Quiz: What Is Your Dog's Poo-sonality Type?

16

2. BARK’s Customer Relationship and Resulting Insights Lead to Personalization at Scale Allows for Leading to 1.8M 250K >200K annual Active Subscriptions monthly customer contacts monthly customized assortments Proprietary attributes collected: ● Dog Breed ● Dog Size ● Dog Age ● Location ● Activities ● Play styles ● Toy preferences ● Allergies 172. BARK’s Customer Relationship and Resulting Insights Lead to Personalization at Scale Allows for Leading to 1.8M 250K >200K annual Active Subscriptions monthly customer contacts monthly customized assortments Proprietary attributes collected: ● Dog Breed ● Dog Size ● Dog Age ● Location ● Activities ● Play styles ● Toy preferences ● Allergies 17

3. BARK’s Strong Platform, Proprietary Customer Data, and Customer Loyalty Generate Higher Upsells and Cross Sells Add-to-Box Revenue ➔ Growth lever ($ in 000s) 17,520 ➔ High margin ➔ On-site and in-app enhancements ➔ Driven by machine learning 2,363 ➔ Fueled by innovative 1,608 1,230 and exclusive product offerings FY18 FY19 FY20 FY21 18 Note: Add-to-box revenue includes all purchases of Toys, Treats, and Home products made by subscribers, including both one-time and auto-renewing shipments.3. BARK’s Strong Platform, Proprietary Customer Data, and Customer Loyalty Generate Higher Upsells and Cross Sells Add-to-Box Revenue ➔ Growth lever ($ in 000s) 17,520 ➔ High margin ➔ On-site and in-app enhancements ➔ Driven by machine learning 2,363 ➔ Fueled by innovative 1,608 1,230 and exclusive product offerings FY18 FY19 FY20 FY21 18 Note: Add-to-box revenue includes all purchases of Toys, Treats, and Home products made by subscribers, including both one-time and auto-renewing shipments.

4. BARK is Vertically Integrated; All Products Are Designed, Developed, and Branded BARK Play Food Health Home 19 BARK branded products drive higher gross margins on our sales.4. BARK is Vertically Integrated; All Products Are Designed, Developed, and Branded BARK Play Food Health Home 19 BARK branded products drive higher gross margins on our sales.

5. BARK's Omni-channel Distribution Creates Selling Opportunities and Drives Brand Awareness

Bark's digitally native brand

- ✓ Deeply aligned with values that consumers care about
- ✓ Wealth of customer data allows for large-scale personalization

Holistic omni-channel presence creates additional tailwinds

- ✓ Platform to drive brand awareness and product discovery
- ✓ Focused on strong retail channels and partnerships through highly curate products

Collaboration with retail partners creates new opportunities


BARK LIGHT
DUNKIN' DONUTS

2012	2017	2018	2018	2021 & Beyond
• Subscription service founded • Self-curated eCommerce store launch	• Urban Outfitters	• Target • BARK Park shared experience • Amazon • Subaru • Meijer	• Bluestone Lane • Glossier	• Costco • Walmart.com • Dunkin' Donuts • PetSmart • PetCo • CVS

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BARK’s Market Share Opportunity is Enormous $120b+ $516m revenue in FY22E Global Market 1 Opportunity $50b+ U.S. Market 1 Opportunity 21 1 Euromonitor International. Displays annual spend for U.S. and Global pet care markets as of 2019.BARK’s Market Share Opportunity is Enormous $120b+ $516m revenue in FY22E Global Market 1 Opportunity $50b+ U.S. Market 1 Opportunity 21 1 Euromonitor International. Displays annual spend for U.S. and Global pet care markets as of 2019.

How do we capture the opportunity? 22How do we capture the opportunity? 22

Strategic moves to capture The Dog Company opportunity 1 2 Expand food, home and Continue to grow toy and health product services treat subscriptions 3 4 Enhance cross-selling Reach new dogs opportunities and their people 23Strategic moves to capture The Dog Company opportunity 1 2 Expand food, home and Continue to grow toy and health product services treat subscriptions 3 4 Enhance cross-selling Reach new dogs opportunities and their people 23

1. Expand New Product Services

BARK Home



- ➔ Currently available via Amazon marketplaces and BarkShop.com
- ➔ Additional product offerings in FY22

BARK Bright


Bright
OPEN WIDE

- ➔ Currently available via subscription, and at CVS, PetCo, and PetSmart
- ➔ Additional product offerings in FY22

BARK Eats



- ➔ Currently ready to ship to ~20 markets
- ➔ Plans to ship nationwide by end of calendar 2021

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2. Continue to Grow Toy & Treat Subscriptions

Acquire new customers through **unique and innovative dog-centric products**

Develop customer relationship via Happy Team contacts and strong platform

Retain existing customers as a result of strong relationship: 94.1%[1] for FY21 and 94.6%[1] in Q4 FY21

Use learnings about customer needs and wants to **personalize product offerings**

BARK BOX

BARK SUPER CHEWER



Note: [1]Calculated as 1 - Average Monthly Subscription Churn

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3. Enhance Multiple Cross-selling Opportunities ➔ Utilize data-centric model to $29.25 $28.98 drive margin accretive cross- $28.34 $28.18 selling opportunities $27.77 ➔ Enhancements of add-to-box $26.39 $26.63 $26.32 (ATB) feature both on site and in app ➔ BARK Eats trial in Ohio with existing customers showed positive response 1,812 1,801 1,971 2,034 2,368 2,675 3,113 3,463 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Subscription Shipments (in 000s) Average Order Value 263. Enhance Multiple Cross-selling Opportunities ➔ Utilize data-centric model to $29.25 $28.98 drive margin accretive cross- $28.34 $28.18 selling opportunities $27.77 ➔ Enhancements of add-to-box $26.39 $26.63 $26.32 (ATB) feature both on site and in app ➔ BARK Eats trial in Ohio with existing customers showed positive response 1,812 1,801 1,971 2,034 2,368 2,675 3,113 3,463 Q1 FY20 Q2 FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Subscription Shipments (in 000s) Average Order Value 26

4. Reach New Dogs and Their People ➔ Serve dogs of all ages, from puppies to seniors. ➔ Reach new human demographics, in more rural and suburban areas. ➔ Be everywhere people and their dogs shop; continue the expansion of retail distribution, online marketplaces, and brand partnerships. 274. Reach New Dogs and Their People ➔ Serve dogs of all ages, from puppies to seniors. ➔ Reach new human demographics, in more rural and suburban areas. ➔ Be everywhere people and their dogs shop; continue the expansion of retail distribution, online marketplaces, and brand partnerships. 27

Looking ahead Through our pending merger with Northern Star, BARK expects to have the capital and resources necessary to accelerate our key strategic initiatives and further our position as the leading brand for dogs in the rapidly growing pet industry worldwide. 28Looking ahead Through our pending merger with Northern Star, BARK expects to have the capital and resources necessary to accelerate our key strategic initiatives and further our position as the leading brand for dogs in the rapidly growing pet industry worldwide. 28

Transaction Timeline TUESDAY, FRIDAY, SHORTLY AFTER… MAY 11 MAY 28 Registration Statement Shareholder vote ... Our ticker will change declared effective by SEC from STIC to BARK on NYSE! The Registration Statement is Stockholders of record as of April Northern Star Acquisition Corp. available on BARK's investor 5, 2021 are eligible to vote at (NYSE: STIC) to complete merger website and is being mailed to annual meeting with Barkbox, Inc. The combined stockholders of record as of April company is expected to trade on 5, 2021 starting on or about May New York Stock Exchange with 13, 2021 common stock and warrants trading under the new ticker symbols, BARK“ and BARK WS , respectively 29Transaction Timeline TUESDAY, FRIDAY, SHORTLY AFTER… MAY 11 MAY 28 Registration Statement Shareholder vote ... Our ticker will change declared effective by SEC from STIC to BARK on NYSE! The Registration Statement is Stockholders of record as of April Northern Star Acquisition Corp. available on BARK's investor 5, 2021 are eligible to vote at (NYSE: STIC) to complete merger website and is being mailed to annual meeting with Barkbox, Inc. The combined stockholders of record as of April company is expected to trade on 5, 2021 starting on or about May New York Stock Exchange with 13, 2021 common stock and warrants trading under the new ticker symbols, BARK“ and BARK WS , respectively 29

3030

2. Financial Highlights 312. Financial Highlights 31

Q4 and FY 2021 Earnings Update

(In thousands, unless otherwise stated)

	Q4'2021[1]	YoY Growth	FY2021[1]	YoY Growth
Revenue	$112,208	79.0%	$378,604	68.8%
Net Loss	$(7,058)	71.1%	$(31,391)	0.0%
Net Loss Margin	*(6.3%)*		*(8.3%)*	
Adj. EBITDA[2]	$182	121.7%	$(7,854)	55.9%
Adj. EBITDA Margin[3]	*0.2%*		*(2.1%)*	

FY21 Revenue outperformed guidance by 2.5%, delivering revenue of $378.6m vs. previously guided $369.2m

FY21 Adj. EBITDA outperformed guidance by 6.3%, delivering loss of $7.9m ((2.1%) margin) vs. previously guided loss of $8.4m ((2.3%) margin)



Note: [1]Preliminary results. [2] See Non-GAAP reconciliation included in the Appendix. [3] Adjusted EBITDA Margin: Adjusted EBITDA Margin is calculated as Adjusted EBITDA for the period divided by Revenue for the period.

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Momentum Across Key Metrics (In thousands, except CAC metrics and Average Order Value) 1 1 Q4’2021 YoY Growth FY2021 YoY Growth Subscription Shipments 3,463 70.3% 11,619 52.5% Average Monthly 5.40% - 5.90% - Subscription Churn Active Subscriptions 1,826 51.3% 1,826 51.3% New Subscriptions 264 72.5% 1,200 91.4% CAC 51.47 - 47.55 - 2 LTV : CAC 6.6x - 6.3x - Average Order Value $29.25 5.3% $28.74 7.2% 33 1 2 Note: Preliminary results. See definition and illustrative calculation in the Appendix. Momentum Across Key Metrics (In thousands, except CAC metrics and Average Order Value) 1 1 Q4’2021 YoY Growth FY2021 YoY Growth Subscription Shipments 3,463 70.3% 11,619 52.5% Average Monthly 5.40% - 5.90% - Subscription Churn Active Subscriptions 1,826 51.3% 1,826 51.3% New Subscriptions 264 72.5% 1,200 91.4% CAC 51.47 - 47.55 - 2 LTV : CAC 6.6x - 6.3x - Average Order Value $29.25 5.3% $28.74 7.2% 33 1 2 Note: Preliminary results. See definition and illustrative calculation in the Appendix.

Accelerating growth and operating leverage (In millions) Net Revenue 1 Adjusted EBITDA $706 $706 $523 $516 $(8) $379 $379 $224 $(16) $224 $(17) $(18) $191 $191 $149 $149 $(26) $(31) FY2018A FY2019A FY2020A FY2021A FY2022E FY2023E FY FY2 20 01 18 8A A FY FY2 20 01 19 9A A FY FY2 20 02 20 0A A FY FY2 20 02 21 1A A FY FY2 20 02 22 2E E FY FY2 20 02 23 3E E Adj. EBITDA (11.6)% (13.5)% (7.9)% (2.1)% (5.9)% (2.3)% Margin Solid growth driven by strong brand, expansion of new products lines, efficient cross-selling and distribution channels 1 Note: Time periods shown are as of the fiscal year ended in March. See Non-GAAP reconciliation included in the Appendix 34Accelerating growth and operating leverage (In millions) Net Revenue 1 Adjusted EBITDA $706 $706 $523 $516 $(8) $379 $379 $224 $(16) $224 $(17) $(18) $191 $191 $149 $149 $(26) $(31) FY2018A FY2019A FY2020A FY2021A FY2022E FY2023E FY FY2 20 01 18 8A A FY FY2 20 01 19 9A A FY FY2 20 02 20 0A A FY FY2 20 02 21 1A A FY FY2 20 02 22 2E E FY FY2 20 02 23 3E E Adj. EBITDA (11.6)% (13.5)% (7.9)% (2.1)% (5.9)% (2.3)% Margin Solid growth driven by strong brand, expansion of new products lines, efficient cross-selling and distribution channels 1 Note: Time periods shown are as of the fiscal year ended in March. See Non-GAAP reconciliation included in the Appendix 34

Looking forward to Q1’22 and FY22 Q1’22 FY22 1 Note:. See Non-GAAP reconciliation included in the Appendix 35Looking forward to Q1’22 and FY22 Q1’22 FY22 1 Note:. See Non-GAAP reconciliation included in the Appendix 35

Pet Benchmarking CY2020A – CY2022E Revenue CAGR 39.2% 23.5% 33.9% 30.0% FV / CY2021E Revenue FV / CY2021E Gross Profit 16.6x Median: 10.5x Median: 33.2x 38.4x 28.0x 4.4x 12.2x 3.4x 3.2x 5.8x STIC CHWY FRPT TRUP STIC CHWY FRPT TRUP FV / CY2022E Revenue FV / CY2022E Gross Profit 12.6x Median: 8.1x Median: 25.0x 27.5x 22.5x 3.5x 9.8x 2.7x 2.5x 4.3x STIC CHWY FRPT TRUP STIC CHWY FRPT TRUP 36 Source: FactSet, Company Filings, and Management Forecasts. Market data as of May 14, 2021.Pet Benchmarking CY2020A – CY2022E Revenue CAGR 39.2% 23.5% 33.9% 30.0% FV / CY2021E Revenue FV / CY2021E Gross Profit 16.6x Median: 10.5x Median: 33.2x 38.4x 28.0x 4.4x 12.2x 3.4x 3.2x 5.8x STIC CHWY FRPT TRUP STIC CHWY FRPT TRUP FV / CY2022E Revenue FV / CY2022E Gross Profit 12.6x Median: 8.1x Median: 25.0x 27.5x 22.5x 3.5x 9.8x 2.7x 2.5x 4.3x STIC CHWY FRPT TRUP STIC CHWY FRPT TRUP 36 Source: FactSet, Company Filings, and Management Forecasts. Market data as of May 14, 2021.

3. Appendix 373. Appendix 37

Key Performance Indicators Key Performance Indicator Definition Subscription Shipments BARK defines Subscription Shipments as the total number of subscription product shipments shipped in a given period. Subscription Shipments does not include gift subscriptions or one-time subscription shipments. Average Monthly Average Monthly Subscription Shipment Churn is calculated as the average number of subscription Subscription Shipment shipments that have been cancelled in the last three months, divided by the average monthly active Churn subscription shipments in the last three months. The number of cancellations used to calculate Average Monthly Subscription Shipment Churn is net of the number of subscriptions reactivated during the last three months. New Subscriptions BARK defines New Subscriptions as the number of unique subscriptions with their first shipment occurring in a period. Customer Acquisition Cost Customer Acquisition Cost (“CAC”) is a measure of the cost to acquire New Subscriptions in its Direct (“CAC”) to Consumer business segment. CAC is a monthly measure defined as media spend in BARK’s Direct to Consumer business segment in the period indicated, divided by total New Subscriptions in such period. 38Key Performance Indicators Key Performance Indicator Definition Subscription Shipments BARK defines Subscription Shipments as the total number of subscription product shipments shipped in a given period. Subscription Shipments does not include gift subscriptions or one-time subscription shipments. Average Monthly Average Monthly Subscription Shipment Churn is calculated as the average number of subscription Subscription Shipment shipments that have been cancelled in the last three months, divided by the average monthly active Churn subscription shipments in the last three months. The number of cancellations used to calculate Average Monthly Subscription Shipment Churn is net of the number of subscriptions reactivated during the last three months. New Subscriptions BARK defines New Subscriptions as the number of unique subscriptions with their first shipment occurring in a period. Customer Acquisition Cost Customer Acquisition Cost (“CAC”) is a measure of the cost to acquire New Subscriptions in its Direct (“CAC”) to Consumer business segment. CAC is a monthly measure defined as media spend in BARK’s Direct to Consumer business segment in the period indicated, divided by total New Subscriptions in such period. 38

Key Performance Indicators

Key Performance Indicator	Definition
Direct to Consumer ("DTC") Revenue	Direct to Consumer revenue consists of product sales through our monthly subscription boxes (Toys and Treats Subscriptions, BARK Bright, and BARK Eats), as well as sales through our website, BarkShop.com ("BarkShop").
Average Order Value ("AOV")	Direct to Consumer Revenue divided by Subscription Shipments.
Average Life Time	Average Life Time is calculated as 1 divided by Average Monthly Subscription Shipment Churn.
Lifetime Value ("LTV")	Lifetime Value ("LTV") for a given period is calculated as Average Order Value multiplied by the Direct to Consumer gross margin percentage for the period, then multiplied again by Average Life Time for the period.
Commerce Revenue	Commerce revenue consists of product sales to retailers and through marketplaces.
Active Subscriptions	BARK defines Active Subscriptions as the total number of unique product subscriptions with at least one shipment during the last 12 months. Active Subscriptions does not include gift subscriptions or one-time subscription purchases.
LTV : CAC	A measure of the return on the cost to acquire New Subscriptions. Calculated as LTV divided by CAC.

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Strong Subscription Unit Economics

LTV:CAC[1] Illustrative Example

Inputs	Definition	Calculation	Result (Q4 FY21)
Average Life Time	1 / Average Monthly Subscription Shipment Churn	1 / 5.4%	18.5 months
			✖
Average Value	Average Order Value x DTC Gross Margin %	$29.25 x 62.5%	$18.28
			=
LTV	Average Life Time x Average Value	18.5 x $18.28	$338.18
			÷
CAC	DTC Media Spend / New Subscriptions	$13.6M / 264k	$51.47
			=
LTV : CAC	LTV / CAC	$338.18 / $51.47	6.6x

[1] Life Time Value ("LTV") to CAC ("LTV:CAC") is a measure of the return on the cost to acquire New Subscriptions. This unit economics metric indicates efficiency in acquiring each New Subscription on average. The average life time of a subscription is calculated as the inverse of the Average Monthly Subscription Shipment Churn. LTV is calculated as the Average Life Time times the Average Value for the period. LTV:CAC is LTV divided by CAC.

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Modeling Methodology for BARK’s Direct to Consumer Revenue KPI Driven Modeling Methodology: Calculation Q3 FY21 Q4 FY21 Subscription Shipments last Quarter (in 000s) A 2 ,675 3 ,113 100% - Average Monthly Subscription Shipment Churn this Quarter B 93.5% 94.6% Subscription Shipments this Quarter from existing subscriptions (in 000s) A x B = C 2 ,501 2,945 New Subscriptions this Quarter (in 000s) D 381 264 (1) Subscription Shipments per New Subscription E 1.6 2 .0 (1) Subscription Shipments this Quarter from New Subscriptions (in 000s) D x E = F 612 518 Subscription Shipments this Quarter (in 000s) C + F = G 3,113 3,463 Average Order Value H $28.98 $29.25 Direct to Consumer Revenue (in 000s) G x H = I $90,202 $101,300 1 For Q3 FY21 and Q4 FY21, we back into “Subscription Shipments this quarter from New Subscriptions”, and the “Subscription Shipments per New Subscription.” The number of Subscription Shipments per New Subscription ranges between 1 - 3 in any given quarter based on the distribution and timing of New Subscription acquisition throughout the quarter. 41Modeling Methodology for BARK’s Direct to Consumer Revenue KPI Driven Modeling Methodology: Calculation Q3 FY21 Q4 FY21 Subscription Shipments last Quarter (in 000s) A 2 ,675 3 ,113 100% - Average Monthly Subscription Shipment Churn this Quarter B 93.5% 94.6% Subscription Shipments this Quarter from existing subscriptions (in 000s) A x B = C 2 ,501 2,945 New Subscriptions this Quarter (in 000s) D 381 264 (1) Subscription Shipments per New Subscription E 1.6 2 .0 (1) Subscription Shipments this Quarter from New Subscriptions (in 000s) D x E = F 612 518 Subscription Shipments this Quarter (in 000s) C + F = G 3,113 3,463 Average Order Value H $28.98 $29.25 Direct to Consumer Revenue (in 000s) G x H = I $90,202 $101,300 1 For Q3 FY21 and Q4 FY21, we back into “Subscription Shipments this quarter from New Subscriptions”, and the “Subscription Shipments per New Subscription.” The number of Subscription Shipments per New Subscription ranges between 1 - 3 in any given quarter based on the distribution and timing of New Subscription acquisition throughout the quarter. 41

Summary P&L
(In thousands)

	FY18A	FY19A	FY20A	FY21A	FY22E	FY23E
Net Revenue	$148,805	$191,441	$224,335	$378,604	$515,757	$706,044
YOY growth	54.9%	28.7%	17.2%	68.8%	36.2%	36.9%
COGS	65,127	84,326	88,921	152,664	214,332	292,906
Gross Profit	**83,678**	**107,115**	**135,414**	**225,940**	**301,424**	**413,138**
Gross Margin %	56.2%	56.0%	60.4%	59.7%	58.4%	58.5%
SG&A	70,094	104,146	115,893	179,510	236,843	303,915
Marketing	33,768	37,664	46,147	67,029	101,989	134,919
Operating Income	**(20,183)**	**(34,695)**	**(26,626)**	**(20,599)**	**(37,408)**	**(25,695)**
Operating Income %	(13.6%)	(18.1%)	(11.9%)	(5.4%)	(7.3%)	(3.6%)
Interest & Other	(942)	(2,387)	(4,742)	(10,792)	(4,025)	(4,025)
Net Income	**(21,126)**	**(37,082)**	**(31,367)**	**(31,391)**	**(41,432)**	**(29,720)**
Add Backs	3,854	11,132	13,562	23,537	10,894	13,315
Adjusted EBITDA[1]	**(17,271)**	**(25,950)**	**(17,806)**	**(7,854)**	**(30,538)**	**(16,405)**
EBITDA margin %	(11.6%)	(13.6%)	(7.9%)	(2.1%)	(5.9%)	(2.3%)

[1] Refer to appendix for Adjusted EBITDA reconciliation.

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Revenue Breakdown (In thousands) Fiscal Year Ended: March 31, 2021 March 31, 2020 Direct to Consumer Revenue $333,970 $204,151 Cost of Revenue 128,044 79,171 Gross Profit 205,926 124,960 Commerce Revenue 44,634 20,184 Cost of Revenue 24,620 9,730 Gross Profit 20,014 10,454 Consolidated Revenue 378,604 224,335 Cost of Revenue 152,664 88,921 Gross Profit 225,940 135,414 43Revenue Breakdown (In thousands) Fiscal Year Ended: March 31, 2021 March 31, 2020 Direct to Consumer Revenue $333,970 $204,151 Cost of Revenue 128,044 79,171 Gross Profit 205,926 124,960 Commerce Revenue 44,634 20,184 Cost of Revenue 24,620 9,730 Gross Profit 20,014 10,454 Consolidated Revenue 378,604 224,335 Cost of Revenue 152,664 88,921 Gross Profit 225,940 135,414 43

Reconciliation of Adjusted EBITDA (In thousands, except for Adjusted EBITDA margin) Fiscal Year Ended: March 31, 2021 March 31, 2020 Net loss $(31,391) $(31,367) Interest expense 10,923 5,421 Depreciation and amortization expense 2,405 1,397 Stock compensation expense 6,522 1,817 Change in fair value of warrants and derivatives 931 $(96) Sales and use tax expense 1,211 5,023 Transaction costs 1,545 -- Adjusted EBITDA $(7,854) $(17,806) Net loss margin (8.29)% (13.98)% Adjusted EBITDA margin (2.07)% (7.94)% 44Reconciliation of Adjusted EBITDA (In thousands, except for Adjusted EBITDA margin) Fiscal Year Ended: March 31, 2021 March 31, 2020 Net loss $(31,391) $(31,367) Interest expense 10,923 5,421 Depreciation and amortization expense 2,405 1,397 Stock compensation expense 6,522 1,817 Change in fair value of warrants and derivatives 931 $(96) Sales and use tax expense 1,211 5,023 Transaction costs 1,545 -- Adjusted EBITDA $(7,854) $(17,806) Net loss margin (8.29)% (13.98)% Adjusted EBITDA margin (2.07)% (7.94)% 44

Thanks! 45Thanks! 45